UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)      December 27, 2005
NRG Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center	Princeton, NJ 08540

(Address of Principal Executive Offices)	(Zip Code)
609-524-4500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-10.1: PURCHASE AGREEMENT
EX-10.2: PURCHASE AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement
On December 27, 2005, NRG Energy, Inc., or NRG, and certain of its subsidiaries entered into two purchase and sale agreements with Dynegy Inc., or Dynegy, the wholly owned parent of Dynegy Holdings Inc. through which the companies will each simultaneously purchase the other’s interest in two jointly held entities that own power generation facilities in California and Illinois, respectively. Under the purchase and sale agreement for the California interests, NRG will acquire Dynegy’s 50 percent interest in WCP (Generation) Holdings LLC, or WCP, for a purchase price of $205 million. As a result of this transaction, NRG will become the sole owner of power plants totaling approximately 1,800 megawatts in southern California. Pursuant to the terms of the purchase and sale agreement for the Illinois interests, NRG will sell to Dynegy its 50 percent ownership interest in the jointly held entity that owns the Rocky Road power plant, a 330-megawatt natural gas-fired peaking facility near Chicago for a purchase price of $45 million. NRG will effectively fund the net purchase price of $160 million with cash held by WCP. The transactions, which are conditioned upon each other and subject to regulatory approval, are expected to close in the first quarter 2006.
The purchase agreements regarding the California interests and the Illinois interests are filed herewith as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 7.01. Regulation FD Disclosure
On December 27, 2005, NRG issued a press release announcing the above transactions. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.

Exhibit Number	Description

10.1	Purchase Agreement (West Coast Power) by and among NRG Energy, Inc., NRG West Coast LLC (Buyer), DPC II Inc. (Seller) and Dynegy, Inc., dated as of December 27, 2005.

10.2	Purchase Agreement (Rocky Road Power) by and among Termo Santander Holding, L.L.C. (Buyer), Dynegy, Inc., NRG Rocky Road LLC (Seller) and NRG Energy, Inc., dated as of December 27, 2005.

99.1	Press Release, dated December 27, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc. (Registrant)

By:	/s/ TIMOTHY W. J. O’BRIEN

Timothy W. J. O’Brien Vice President and General Counsel
Dated: December 28, 2005

Exhibit Index

Exhibit Number	Description

10.1	Purchase Agreement (West Coast Power) by and among NRG Energy, Inc., NRG West Coast LLC (Buyer), DPC II Inc. (Seller) and Dynegy, Inc., dated as of December 27, 2005.

10.2	Purchase Agreement (Rocky Road Power) by and among Termo Santander Holding, L.L.C. (Buyer), Dynegy, Inc., NRG Rocky Road LLC (Seller) and NRG Energy, Inc., dated as of December 27, 2005.

99.1	Press Release, dated December 27, 2005.